Securities Act Registration No. 33-98726
                                     Investment Company Act Reg. No. 811-9120
   _________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __        [_]

                         Post-Effective Amendment No. 2        [X]
                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 3 [X]
                        (Check appropriate box or boxes.)
                             ______________________

                           PRUDENT BEAR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              8140 Walnut Hill Lane
                                    Suite 405
                                  Dallas, Texas                  75231
                    (Address of Principal Executive Offices)   (Zip Code)

                                  (214) 696-5474
              (Registrant's Telephone Number, including Area Code)


                                                Copy to:
      David W. Tice
      David W. Tice & Associates, Inc.          Richard L. Teigen
      8140 Walnut Hill Lane                     Foley & Lardner
      Suite 405                                 777 East Wisconsin Avenue
      Dallas, Texas  75231                      Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)

   Registrant has registered an indefinite number of shares of its Common Stock, $0.0001 par value, under the Securities Act of 1933 and filed its required Rule 24f-2 Notice for Registrant's fiscal year ending September 30, 1996 on November 22, 1996.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing will become effective (check appropriate box):

        [_]  immediately upon filing pursuant to paragraph (b)
        [X]  on January 31, 1997 pursuant to paragraph (b)
        [_]  60 days after filing pursuant to paragraph (a)(1)
        [_]  on (date) pursuant to paragraph (a)(1)
        [_]  75 days after filing pursuant to paragraph (a)(2)
        [_]  on (date) pursuant to paragraph (a)(2) of rule 4 & 5

   If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously final post-effective amendment.

  __________________________________________________________________________

                            PRUDENT BEAR FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS

    1.   Cover Page                    Cover Page

    2.   Synopsis                      EXPENSES

    3.   Financial Highlights          FINANCIAL HIGHLIGHTS;
                                       PERFORMANCE INFORMATION

    4.   General Description of        WHAT IS THE PRUDENT BEAR
         Registrant                    FUND?; WHAT IS THE FUND'S
                                       INVESTMENT OBJECTIVE?; WHAT
                                       ARE THE FUND'S INVESTMENT
                                       TECHNIQUES, POLICIES AND
                                       RISKS?; DOES THE FUND HAVE
                                       ANY INVESTMENT LIMITATIONS?

    5.   Management of the Fund        WHO MANAGES THE FUND?; WHAT
                                       ABOUT BROKERAGE
                                       TRANSACTIONS?; GENERAL
                                       INFORMATION ABOUT THE FUND




    5A.  Management's Discussion of    (INCLUDED IN ANNUAL REPORT
         Fund Performance              TO SHAREHOLDERS)

    6.   Capital Stock and Other       WHAT REPORTS WILL I
         Securities                    RECEIVE?; WHAT ABOUT
                                       DIVIDENDS, CAPITAL GAINS
                                       DISTRIBUTIONS AND TAXES?;
                                       GENERAL INFORMATION ABOUT
                                       THE FUND

    7.   Purchase of Securities Being  HOW IS THE FUND'S SHARE
         Offered                       PRICE DETERMINED?; HOW DO I
                                       OPEN AN ACCOUNT AND
                                       PURCHASE SHARES?; MAY
                                       SHAREHOLDERS REINVEST
                                       DIVIDENDS?; WHAT RETIREMENT
                                       PLANS DOES THE FUND OFFER?

    8.   Redemption or Repurchase      HOW DO I SELL MY SHARES

    9.   Legal Proceedings                  *



    PART B - INFORMATION REQUIRED IN STATEMENT
             OF ADDITIONAL INFORMATION

    10.  Cover Page                    Cover Page

    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History

    13.  Investment Objectives and     Investment Restrictions;
         Policies                      Investment Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Corporation

    15.  Control Persons and           Directors and Officers of
         Principal Holders of          the Corporation; Ownership
         Securities                    of Management and Principal
                                       Shareholders; Investment
                                       Adviser, Administrator,
                                       Custodian, Transfer Agent
                                       and Accounting Services
                                       Agent

    16.  Investment Advisory and       Investment Adviser,
         Other Services                Administrator, Custodian,
                                       Transfer Agent and Account
                                       Services Agent; Independent
                                       Accountants

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage

    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "GENERAL INFORMATION
                                       ABOUT THE FUND"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "HOW IS THE FUND'S
         Offered                       SHARE PRICE DETERMINED?";
                                       "HOW DO I OPEN AN ACCOUNT
                                       AND PURCHASE SHARES?"; "HOW
                                       DO I SELL MY SHARES?";
                                       Determination of Net Asset
                                       Value; Distribution of
                                       Shares; Systematic
                                       Withdrawal Plan
    20.  Tax Status                    Taxes

    21.  Underwriters                            *

    22.  Calculations of Performance   Performance Information
         Data

    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable


                                   PROSPECTUS

                                JANUARY 31, 1997


                               PRUDENT BEAR FUND


INVESTMENT OBJECTIVES AND POLICIES

Prudent Bear Funds, Inc. is a no-load, open-end, diversified management investment company consisting of a single portfolio, the Prudent Bear Fund
(the "Fund"). The Fund's investment objective is capital appreciation. Unlike many mutual funds with this investment objective, the Fund will attempt to achieve its investment objective in declining equity markets as well as in rising equity markets. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock index futures contracts, options on stock index futures contracts and options on securities and stock indexes.


TO OPEN AN ACCOUNT

Please complete and sign the New Account Application form. If you need a form or have any questions regarding the Fund or need assistance completing the form please call Shareholder Services at 1-800-711-1848. The minimum initial investment is $2,000, (any lesser amount must be approved by the Adviser), with a minimum of $100 for additional investments. Further details are contained in this Prospectus.


ABOUT THIS PROSPECTUS

This Prospectus concisely sets forth the information about the Fund that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated January 31, 1997, which is and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling Shareholder Services. The Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


SHAREHOLDER SERVICES

Questions regarding the Prudent Bear Fund can be directed to 1-888-PRU-BEAR (toll free), or 1-888-778-2327. For account inquiries please call 1-800-711-1848. For additional information about the Prudent Bear Fund and its adviser, David W. Tice and Associates, Inc., please visit our Internet homepage at http://www.tice.com.


TABLE OF CONTENTS
                                               Page
                                               ----

EXPENSES                                         2

FINANCIAL HIGHLIGHTS                             2

WHAT IS THE PRUDENT BEAR FUND?                   3

WHAT IS THE FUND'S
 INVESTMENT OBJECTIVE?                           3

WHAT ARE THE FUND'S INVESTMENT
 TECHNIQUES, POLICIES AND RISKS?                 4

DOES THE FUND HAVE ANY
 INVESTMENT LIMITATIONS?                        11

WHAT REPORTS WILL I RECEIVE?                    11

WHO MANAGES THE FUND?                           11

HOW IS THE FUND'S
 SHARE PRICE DETERMINED?                        13

HOW DO I OPEN AN ACCOUNT AND
 PURCHASE SHARES?                               13

HOW DO I SELL MY SHARES?                        15

WHAT ABOUT DIVIDENDS, CAPITAL GAINS
 DISTRIBUTIONS AND TAXES?                       17

MAY SHAREHOLDERS REINVEST DIVIDENDS?            18

WHAT RETIREMENT PLANS DOES
 THE FUND OFFER?                                18

WHAT ABOUT BROKERAGE TRANSACTIONS?              18

GENERAL INFORMATION ABOUT THE FUND              19

PERFORMANCE INFORMATION                         19


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. IT SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                Shareholder Transaction Expenses
     -------------------------------------------------
     Maximum sales load imposed on purchases      None
     Maximum sales load imposed on dividends      None
     Deferred sales load                          None
     Redemption fee                               None<F1>
     Exchange fee                                 None

                 Annual Operating Expenses
             (as a percentage of average net assets)
     --------------------------------------------------
     Management Fees                              1.25%
     12b-1 Fees                                   0.25% <F2>
     Other Expenses (net of reimbursement)        1.25% <F3>
     Total Fund Operating
     Expenses (net of reimbursement)              2.75% <F3>

<F1> A fee of $10.00 is charged for each wire redemption.

<F2> The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "How Do I Open an Account and Purchase Shares" for further information. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F3> The Fund's investment adviser, David W. Tice & Associates, Inc., has agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses do not exceed 2.75% of the Fund's average daily net assets. "Other Expenses' are presented net of reimbursement. Absent these reimbursements, Other Expenses and Total Fund Operating Expenses for the period ended September 30, 1996, would have been 7.14% and 8.64%, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
                 ------    -------   -------   --------
                  $28        $85      $145       $308

FINANCIAL HIGHLIGHTS

The financial information of a share of Prudent Bear Fund (the "Fund") outstanding during the period from December 28, 1995 (commencement of operations) to September 30, 1996 included in this table has been audited by Price Waterhouse LLP, the Fund's independent accountants. The table should be read in conjunction with the financial statements and related notes contained in the Fund's Annual Report to Shareholders, copies of which may be obtained, without charge, upon request. The Fund's Annual Report to Shareholders also contains further information about the performance of the Fund.

Net asset value, beginning of period                $10.00

Income from investment operations:
 Net investment income <F4>                           0.09
 Net realized and unrealized losses
   on investments                                    (1.21)
                                                     -----
 Total from investment operations                    (1.12)
                                                     -----
Net asset value, end of period                       $8.88
                                                     =====
Total return <F5>                                   (11.20)%

Supplemental data and ratios:
 Net assets, end of period                      $7,325,655
 Ratio of operating expenses to
   average net assets <F6><F7><F8>                    2.75%
 Ratio of dividends on short positions to
   average net assets <F7>                            0.34%
 Ratio of net investment income to
   average net assets <F7><F8>                        4.07%
 Portfolio turnover rate                             91.31%
 Average commission rate paid                        $0.0502

<F4> Net investment income before dividends on short positions for the period ended September 30, 1996 was $0.10.

<F5> Not annualized for the period December 28, 1995 through September 30, 1996.

<F6> For the period ended September 30, 1996, the operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the period ended September 30, 1996 was 3.09%.

<F7> Annualized for the period December 28, 1995 through September 30, 1996.

<F8> Without expense reimbursements of $104,260 for the period December 28,
     1995 through September 30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment income to average net assets would have been (1.83)%.


WHAT IS THE PRUDENT BEAR FUND?
Prudent Bear Funds, Inc. (the "Company") is a no-load, open-end diversified management investment company - better known as a mutual fund - registered under the Investment Company Act of 1940 (the "Act"). The Company was incor-porated under the laws of Maryland on October 25, 1995 and consists of a single portfolio, the Prudent Bear Fund (the "Fund"). The Fund obtains its assets by continuously selling its shares to the public. Proceeds from the sale of shares are invested by the Fund in securities of other companies. In this way, the
Fund:

- Combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by the Fund;

- Provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries; and

- Furnishes professional portfolio management to select and watch over investments. See "WHO MANAGES THE FUND?" for a discussion of the Fund's investment adviser.

The Fund will redeem any of its outstanding shares on demand of the owner at their next determined net asset value. There are no initial or deferred sales charges or redemption fees.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. Unlike many mutual funds with this investment objective, the Fund will attempt to achieve its investment objective in declining equity markets as well as in rising equity markets. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Warrants, stock index futures contracts, options on stock index futures contracts and options on securities and stock indexes are derivatives.

In selecting investments for the Fund, the Fund's investment adviser, David W. Tice & Associates, Inc. (the "Adviser") will initially make a determination as to whether it believes the Fund can best achieve its investment objective by holding more "long" equity positions or "short" equity positions. "Long" equity positions include common stocks, warrants, purchases of call options on stocks and stock indexes, purchases of stock index futures contracts and options to purchase stock index futures contracts. "Short" equity positions include short sales, purchases of put options on stocks and stock indexes, sales of stock index futures contracts and purchases of put options on stock index futures contracts. The Adviser anticipates that the Fund will at all times hold both "long" and "short" equity positions. The relative percentage of the Fund's "long" and "short" equity positions will vary depending on the dividend yield on the stocks comprising the Standard & Poor's 500 Index (the "S&P 500"), overall market conditions and the Adviser's discretion.

The Adviser believes that the S&P 500's dividend yield varies inversely with the market, and that the market generally has increased at a higher rate over the next year when the dividend yield is higher. In determining whether the Fund should hold more "long" or "short" equity positions, the Adviser will look to the average dividend yield on stocks comprising the S&P 500. When the S&P 500's dividend yield is less than 3%, the amount of the Fund's "short" equity positions will generally exceed its "long" equity positions, and when the S&P 500's dividend yield exceeds 6%, the amount of the Fund's "long" equity positions will generally exceed its "short" equity positions. When the S&P 500's dividend yield is between 3.0% and 6.0%, the Adviser will allocate the Fund's portfolio between short and long positions in its discretion.

The Fund's investment results will suffer if there is a stock market advance when the Fund has significant "short" equity positions, or if there is a stock market decline when the Fund has a significant "long" equity position. The risk that the Adviser may incorrectly allocate the Fund's investments between "long" and "short" equity positions is in addition to the risks associated with each of the Fund's investments which are discussed in "WHAT ARE THE FUND'S INVESTMENT TECHNIQUES, POLICIES AND RISKS?"

As a result of the investment techniques used by the Fund, the Fund expects that a significant portion (up to 100%) of its assets will be held in liquid securities in a segregated account as "cover" for the investment techniques the Fund employs. These assets may not be sold while the position in the corresponding instrument or transaction (e.g. short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Fund's assets to "cover" investment techniques could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Participation in the options or futures markets by the Fund involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include:
(1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts;
(3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. For further information regarding these investment techniques, see "WHAT ARE THE FUND'S INVESTMENT TECHNIQUES, POLICIES AND RISKS?"

WHAT ARE THE FUND'S INVESTMENT TECHNIQUES, POLICIES AND RISKS?
The Fund may invest in the following portfolio securities and may engage in the following investment techniques.

Common Stocks

The Fund's long common stock investments primarily will be made in companies where the potential value generally has been overlooked by investors. Typically these companies include companies that are covered by a small number of analysts and are attractively priced but which are also operating businesses that have not been discovered or become popular, previously unpopular companies having growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out-of-favor due to short-term factors. The Fund may invest in common stocks of companies of all sizes, industries and geographical location. Dividend income is not a factor in selecting common stocks.

The Fund may invest up to 20% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The Fund will only invest in ADRs that are issuer-sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence owner-ship of underlying securities issued by a foreign corporation. Investments in foreign securities involve risks which are in addition to the risks inherent in domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

Short Sales
The Fund may engage in short sales transactions, including short sales transactions in which the Fund sells a security the Fund does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

The Adviser believes the best opportunities to make successful short-sale investments are created when the market's perception of the values of individual companies (measured by the stock price) diverges widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as the result of a variety of market inefficiencies, including, among others, imperfect information, overly ambitious forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities, thereby producing investment opportunities. The investment strategy of the Adviser is (1) identify potential opportunities where significant market perception/reality gaps may exist; and (2) to invest in the anticipation of changes in the market perception that will bring the stock price more closely in alignment with the Adviser's estimate of value. The Fund will generally make longer-term short-sale investments and will not actively trade these positions.

The risk and return potential of individual securities is analyzed in making investment decisions.

In-depth research of company and industry fundamentals provides the cornerstone of the Adviser's investment methodology. The Adviser bases its investment decisions primarily on its estimate of the intrinsic value of a company's stock. The most attractive investment opportunities from a potential risk/reward standpoint will be sought where the market's perception of value is significantly different from that of the Adviser's estimate of such value. It is vitally important, given the significant risks inherent in stock market investing, that the Adviser have a high degree of confidence in its estimate of the intrinsic value of a company's stock. In most cases, thorough research of company fundamentals provides such conviction. However, it should be realized that sometimes the stock market can assign values to companies that are far higher than their intrinsic values for long periods of time.

While varying on a case-by-case basis, the Adviser's research of a company will typically include: detailed analysis of current and historical financial statements; analysis of overall industry fundamentals; analysis of information from trade publications and other business magazines; and occasionally discussions with competitors, customers, suppliers, governmental agencies, or other informed industry sources as well as conversations with management. Through experience, the Adviser has found that over-reliance on statements of management can result in sub-par investment performance. Therefore, in most cases, an effort is made to gather information from independent third-party sources. This research is a dynamic process, with assumptions and conclusions periodically reexamined as necessary in light of new information and changing business conditions.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. Up to 100% of the Fund's assets may be used to cover the Fund's short positions. The Fund may also engage in short sales when, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). The Fund may make a short sale against the box when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

Futures Contracts and Options Thereon
The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option's period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund's "long" equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, the Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position and for satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of
Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging (i.e. speculative) positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money' at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When the Fund purchases or sells a stock index futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges ("Exchanges"). Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than those required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Adviser intends to utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices that move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities
The Fund may buy put and call options and write call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be conducted on recognized securities exchanges.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction."
The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

U.S. Treasury Securities
The Fund may invest in U.S. Treasury securities as "cover" for the investment techniques the Fund employs. The Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of a Fund's portfolio investments in these securities.

U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Repurchase Agreements

The Fund, as part of a cash reserve or to "cover" investment strategies, may purchase repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, as these securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

Borrowing

The Fund may borrow money, but does not presently intend to borrow for investment purposes. Borrowing for investment is known as leveraging. The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Warrants
The Fund may invest in warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Money Market Instruments
The Fund, as part of a cash reserve or to "cover" investment strategies, may invest in short-term, high quality money market instruments in addition to repurchase agreements and U.S. Treasury securities with a remaining maturity of 13 months or less. The Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or
Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Illiquid Securities
While the Fund does not anticipate doing so, it may purchase illiquid securities, which are securities that are not readily marketable. The Fund will not invest more than 15% of its net assets in illiquid securities and securities of unseasoned issuers. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid.

DOES THE FUND HAVE ANY INVESTMENT LIMITATIONS?
The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. These restrictions include the Fund's limitations on borrowing described under the caption "WHAT ARE THE FUND'S INVESTMENT TECHNIQUES, POLICIES AND RISKS?" and the following restrictions:

(1)The Fund will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

(2)The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

A list of the Fund's policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in the Fund's investment objective may result in the Fund having an investment objective different from the investment objective which the shareholder considered appropriate at the time of investment in the Fund.

WHAT REPORTS WILL I RECEIVE?
As a shareholder of the Fund you will be provided at least semi-annually with a report showing the Fund's portfolio and other information. Annually, after the close of the Fund's September 30 fiscal year, you will be provided with an annual report containing audited financial statements.

An individual account statement will be sent to you by Firstar Trust Company after each purchase, including reinvestment of dividends or redemption of shares of the Fund. You will also receive an annual statement after the end of the calendar year listing all your transactions in shares of the Fund during the year and a quarterly statement following the end of each calendar quarter listing year-to-date transactions.

If you have questions about your account you may call Firstar Trust Company at
(800) 711-1848. If you have general questions about the Fund or want more information, you may call us at (888) 778-2327 or write to us at PRUDENT BEAR FUNDS INC., 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231, Attention:
Corporate Secretary.

WHO MANAGES THE FUND?

As a Maryland corporation, the business and affairs of the Fund are managed by its Board of Directors. The Fund has entered into an investment advisory agreement (the "Agreement") with David W. Tice & Associates, Inc. (the "Adviser"), 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231, under which the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser was incorporated in 1993 and is currently controlled by David W. Tice, who is a director and the President of the Adviser.

David W. Tice, 42, President and founder of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. He has held this responsibility since the Fund commenced operations. Mr. Tice also has served as President, Treasurer and a director of the Fund since it was organized. Prior to incorporating the Adviser in 1993, Mr. Tice conducted the same investment advisory business as a sole proprietorship since 1988. Either through the Adviser or its predecessor, Mr. Tice has provided investment advice to institutional money managers since 1988. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Tice provides investment advice to an investment partnership which engages in short sales, employs leverage and effects transactions in index options and options on securities. Mr. Tice has no experience with respect to futures transactions and options thereon. Mr. Tice is also the president and sole shareholder of BTN Research, Inc., a registered broker-dealer. Gregg Jahnke, 38, 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231, is Vice President and Secretary of the Fund. Mr. Jahnke has been employed by both Mr. Tice and the Adviser as an investment analyst since 1991. Currently he is an analyst and senior strategist for the Adviser. From 1987 - 1994, Mr. Jahnke also was a securities analyst for JKE Equity Research, a Fort Worth, Texas investment advisory firm.

The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Advisor receives a monthly fee at the annual rate of 1.25% of the daily net assets of the Fund.

The Fund will pay all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance (if applicable), reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of directors who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The Fund also has entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East
Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of the Fund's average net assets,
 .04% of the next $400,000,000 of the Fund's average net assets, and .03% of the Fund's net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.

Firstar Trust Company also provides custodial, transfer agency and accounting services for the Fund. Information regarding the fees payable by the Fund to Firstar Trust Company for these services is provided in the Statement of Additional Information.

HOW IS THE FUND'S SHARE PRICE DETERMINED?
The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by the number of outstanding shares of the Fund. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 p.m. Central time). Purchase orders for Fund shares accepted or Fund shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and Fund shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.

Common stocks and securities sold short that are listed on a securities exchange or quoted on the Nasdaq Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted equity securities for which market quotations are readily available are valued at the average of the current bid and asked prices. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limit move in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Fund. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

BY MAIL. Please complete and sign the New Account Application form included with this Prospectus and send it, together with your check or money order ($2000 minimum; any lesser amount must be approved by the Adviser), made payable to Prudent Bear Fund, TO: PRUDENT BEAR FUNDS, INC., c/o /Firstar Trust Company, P.
O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call Firstar Trust Company at (800) 711-1848 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

BY WIRE. To establish a new account by wire please first call Firstar Trust Company, (800) 711-1848, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to the Fund at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:
     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202
     ABA Number 075000022
     For credit to Firstar Trust M.F.S.
     Account Number 112-952-137
     For further credit to Prudent Bear Fund
     (Your account name and account number)

ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $100) according to the aforementioned wiring instructions. You must notify Firstar Trust Company at
(800) 711-1848 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.

BY TELEPHONE. By using the Fund's telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have your Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Trust Company must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.

AUTOMATIC INVESTMENT. If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) you select and may be in any amount subject to a $100 minimum. You may establish this option and the telephone purchase option by completing the appropriate section of the New Account Application. Please call Firstar Trust Company at (800) 711-1848 if you have questions. Please wait three weeks before using the service.

As a no-load mutual fund, there are no sales commissions, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. The Fund does not issue stock certificates for shares purchased unless specifically requested by you in writing. When certificates are not issued, you are relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption. You may also invest in the Fund by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. The Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Trust Company.

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Fund's distribution expenses will be authorized by the officers of the Company. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY THE FUND, AND ARE NOT BINDING UNTIL SO ACCEPTED. THE FUND RESERVES THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The Fund will suspend the offering of its shares during any period in which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and it may suspend the offering of its shares during any period in which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspensions or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to fairly determine the value of its net assets. In such an event the Fund will not calculate its net asset value. Applications received by Firstar Trust Company during periods in which the Fund has suspended the offering of its shares because of the reasons described above will be processed at the next computed net asset value. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by the Adviser's employees and their family members or others. You will be advised at least 30 days in advance of any increases in such minimum amounts and the Fund's prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.

HOW DO I SELL MY SHARES?
At any time during normal business hours you may request that the Fund redeem your shares in whole or in part. Written redemption requests must be directed to PRUDENT BEAR FUNDS, INC., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

A redemption request must be received in "Good Order" by Firstar Trust Company for the request to be processed. "Good Order" means the request for redemption must include:

Your share certificate(s), if issued, properly endorsed or accompanied by a properly executed stock power.

Your letter of instruction specifying the name of the Fund and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

Type of Registration               Requirements
--------------------------         -----------------------------
Individual, Joint Tenants,         Redemption request signed
Sole Proprietorship,               by all person(s) required to
Custodial (Uniform                 sign for the account, exactly
Gift To Minors Act),               as it is registered.
General Partners

Corporations,                      Redemption request and a
Associations                       corporate resolution, signed by
                                   person(s) required to sign for
                                   the account, accompanied by
                                   signature guarantee(s).

Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the past 60 days is also required).

- Signature guarantees are required if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.

If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Trust Company.

The redemption price is the next determined net asset value after Firstar Trust Company receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Trust Company of the redemption request in "Good Order" unless the Fund is requested to redeem shares purchased by check. In such event the Fund may delay the mailing of a redemption check until the purchase check has cleared which may take up to 12 days. Wire transfers may be arranged through Firstar Trust Company, which will assess a $10.00 wiring charge against your account.

You may redeem shares of the Fund by telephone. To redeem shares by telephone, you must check the appropriate box on the New Account Application (as the Fund does not make this feature available to shareholders automatically). Once this feature has been requested, you may redeem shares by phoning Firstar Trust Company at (800) 711-1848 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Trust Company. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $10.00 wire fee will apply.

In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Trust Company. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of the Fund by telephone may be modified or terminated by the Fund at any time. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Trust Company by telephone, you may redeem shares by delivering the redemption request to Firstar Trust Company by mail as described above.

If you select the Fund's systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $100 minimum. To select the systematic withdrawal option you must check the appropriate box on the New Account Application.

The Fund reserves the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1000. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1000 solely because of a decline in the Fund's net asset value.

Your right to redeem shares of the Fund will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?
The Fund intends to distribute at least annually any net investment income and net realized capital gains to shareholders. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31st of the prior year. Dividend and capital gains distributions may be automatically reinvested or received in cash.

The Fund intends to continue to qualify for taxation as a "regulated investment company' under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A sale or redemption of shares of the Fund is a taxable event and may result in a capital gain or loss.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your New Account Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.

MAY SHAREHOLDERS REINVEST DIVIDENDS?
You may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Please refer to the New Account Application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in your name, including those previously purchased. See "WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?" for a discussion of certain tax consequences.

You may change an election at any time by notifying the Fund in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

WHAT RETIREMENT PLANS DOES THE FUND OFFER?
The Fund offers the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

- INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individual shareholders may establish their own tax-sheltered IRA. Earnings on amounts held in the IRA are not taxed until withdrawal.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA). The SEP/IRA is a pension plan in which employers contribute to IRA accounts of eligible participants. The SEP/IRA is also available to self-employed individuals.

Contact the Fund for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax adviser regarding these plans is recommended.

WHAT ABOUT BROKERAGE TRANSACTIONS?
The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

The Agreement permits the Adviser to cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

GENERAL INFORMATION ABOUT THE FUND
The Fund is a Maryland corporation. The Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering one class of shares.

The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

All securities and cash of the Fund are held by Firstar Trust Company, which also serves as the Fund's transfer and dividend disbursing agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

PERFORMANCE INFORMATION
The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distribution and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Fund may also compare its performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, and the Consumer Price Index.

Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 405
   DALLAS, TEXAS  75231
   HTTP://WWW.TICE.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN
   FIRSTAR TRUST COMPANY
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
   PRICE WATERHOUSE LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN

   STATEMENT OF ADDITIONAL INFORMATION                       January 31, 1997





                            PRUDENT BEAR FUNDS, INC.
                              8140 Walnut Hill Lane
                                    Suite 405
                               Dallas, Texas 75231






             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudent Bear Funds, Inc. dated January 31, 1997. Requests for copies of the Prospectus should be made by writing to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231, Attention: Corporate Secretary, or by calling (214) 696-5474.

                            Prudent Bear Funds, Inc.

                                TABLE OF CONTENTS                    Page No.


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    5

   OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS  . . . . . . . . .    6

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND
        ACCOUNTING SERVICES AGENT  . . . . . . . . . . . . . . . . . . .    7

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .   10

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   10

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . .   11

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   11

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   15

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .   16

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   17

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   19

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   19


                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated January 31, 1997 of Prudent Bear Funds, Inc. (the "Corporation") under the caption "WHAT IS THE FUND'S INVESTMENT OBJECTIVE?", the investment objective of the Prudent Bear Fund (the "Fund") is capital appreciation. Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

             2. The Fund may sell securities short to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may
        (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

             4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             5. The Fund may pledge or hypothecate its assets to secure its borrowings.

             6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             7. The Fund will not make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

             8. The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

             9. The Fund will not make investments for the purpose of exercising control or management of any company.

             10. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             11. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

             12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

             2. The Fund will not invest more than 5% of the Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 15% of the total value of its total assets would be invested in such securities.

             4. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

             5. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Fund has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

   Borrowing

             Although the Fund's fundamental policies permit it to borrow money or issue senior securities to the extent permitted by the Act, the Fund's Prospectus states that the Fund does not presently intend to borrow for investment purposes. Borrowing for investment, or leveraging, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered.

   Portfolio Turnover

             The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.
   In selling a security or closing a futures contract, the Adviser will consider that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, the Fund's portfolio turnover rate will generally not exceed 100%. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Fund will hold a significant portion of its assets in assets which are excluded for purposes of calculating portfolio turnover.

             High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

             * David W. Tice -- Director, President and Treasurer. Mr. Tice, 42, has been President of David W. Tice & Associates, Inc. (the "Adviser") since 1993. Between 1988 and 1993 Mr. Tice conducted a predecessor investment advisory business as a sole proprietorship. Mr. Tice is also the President and sole shareholder of BTN Research, Inc., a registered broker-dealer. His address is 8140 Walnut Hill Lane, Suite 405, Dallas, TX 75231.

             * Gregg Jahnke -- Director, Vice President and Secretary. Mr. Jahnke, 38, has been employed by both Mr. Tice and the Adviser as an investment analyst since 1991. Currently he is an analyst and senior strategist of the Adviser. From 1987 through 1994 Mr. Jahnke also was a securities analyst for JKE Equity Research, a Fort Worth, Texas investment advisory firm. His address is 8140 Walnut Hill Lane, Suite 405, Dallas, TX 75231.

   * Messrs. Tice and Jahnke are interested persons of the Corporation (as defined in the Investment Company Act of 1940).


             David Eric Luck -- Director. Mr. Luck, 42, has been President of Redstone Oil & Gas Company since 1988. His address is 9223 Club Glen Drive, Dallas, TX 75243.

             Jerry Marlin, M.D. -- Director. Dr. Marlin, 42, has been a self-employed neurosurgeon for more than five years. His address is 3033 Rosedale, Dallas, TX 75205.

             Buril Ragsdale -- Director. Mr. Ragsdale, 62, has been employed by ENSEARCH Corporation has a senior development specialist and senior economic specialist since 1976. His address is 9149 Emberglow Lane, Dallas, TX 75243.

             The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $250 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

             The Corporation was organized on October 25, 1995. The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 1996:

                               COMPENSATION TABLE

                                                                   Total
                                     Pension or                 Compensation
                                     Retirement    Estimated        from
                       Aggregate      Benefits       Annual     Corporation
                      Compensation   Accrued As     Benefits      and Fund
        Name of           from      Part of Fund      Upon      Complex Paid
         Person       Corporation     Expenses     Retirement   to Directors

    David W. Tice          $0            $0            $0            $0

    Gregg Jahnke           $0            $0            $0            $0

    David Eric Luck       $500           $0            $0           $500

    Jerry Marlin,         $500           $0            $0           $500
     M.D.

    Buril Ragsdale        $500           $0            $0           $500


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 1996 held of record more than 5% of the Fund's then outstanding shares. The Fund knows of no person who beneficially owns 5% or more of the Fund's outstanding shares. All officers and directors of the Fund as a group beneficially owned less than 1%.

                                               Number of   Percent of
      Name and Address of Beneficial Owner       Shares      Class

    Donaldson Lufkin & Jenrette
       Securities Corp.
    P.O. Box 2052
    Jersey City, NJ  07303-2052                256,405        20.52%

    National Financial Services Corp.
    One World Financial Center
    200 Liberty Street
    New York, NY  10281-1003                   101,353         8.11%

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is David W. Tice & Associates, Inc., 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by David W. Tice, its President and sole shareholder. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Fund incurred advisory fees of $22,220, all of which were waived by the Adviser.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Adviser reimbursed the Fund $104,260 for excess expenses, which amount includes the investment advisory fee waivers discussed above.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "WHO MANAGES THE FUND?", the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. The total fees incurred pursuant to the Administration Agreement for the period from December 28, 1995 (commencement of operations) through September 30, 1996 were $18,721.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the annual rate of .02% of the net assets of the Fund (subject to a minimum annual $3,000 fee). In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

             Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive fees at the rate of $14 per shareholder account (subject to a minimum annual fee of $21,000). Also, Firstar Trust Company is entitled to certain other transaction charges and reimbursement for expenses.

             In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million (subject to an annual minimum of $22,000). Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. During the period from December 28, 1995 (commencement of operations) through September 30, 1996, the Fund incurred $17,894 pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "HOW IS THE FUND'S SHARE PRICE DETERMINED?", the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Luck, Marlin and Ragsdale are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the period from December 28, 1995 (commencement of operations) through September 30, 1996 the Fund incurred fees of $3,633 pursuant to the Plan, all of which were used to pay costs incurred in printing New Account Applications.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.
   If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the period from December 28, 1995 (commencement of operations) through September 30, 1996 totalled $19,267 on total transactions of $5,988,814. All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Under the Code, the Fund will not qualify as a regulated investment company for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months; and (iv) effect short sales.

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

             The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes.
   The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

             The Fund will utilize options on stock indexes. Options on "broadbased" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss"). In addition, any nonequity option held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These tax considerations may have an impact on investment decisions made by the Fund.

             The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

             Dividends from the Fund's earnings and profits, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Fund's total return for the period from the Fund's commencement of operations (December 28, 1995) through September 30, 1996 was (11.20%). The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 28, 1995 through September 30, 1996 to keep aggregate annual operating expenses at or below 2.75% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Corporation's Prospectus, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as the independent accountants for the Fund. As such Price Waterhouse LLP performs an audit of the Fund's financial statements and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1996, of the Fund (File No. 811-
   9120), as filed with the Securities and Exchange Commission on November 27, 1996:

             -    Report of Independent Accountants.

             -    Statement of Assets and Liabilities as of September 30,
                  1996.

             - Statement of Operations For the Period From December 28, 1995 (Commencement of Operations) through September 30, 1996.

             - Statement of Changes in Net Assets For the Period From December 28, 1995 through September 30, 1996.

             - Financial Highlights For the Period From December 28, 1995 through September 30, 1996.

             -    Schedule of Investments as of September 30, 1996.

             -    Schedule of Securities Sold Short as of September 30, 1996.

             -    Notes to Financial Statements.


                                     PART C

                                OTHER INFORMATION

   Item 24.    Financial Statements and Exhibits

        (a.) Financial Statements (Financial Highlights included in Part A) and all incorporated by reference to the Annual Report, dated September 30, 1996 (File No. 811-9120), of Prudent Bear Funds, Inc. (and filed with the Securities and Exchange Commission on November 27, 1996)

               Report of Independent Accountants

               Statement of Assets and Liabilities

               Statement of Operations

               Statement of Changes in Net Assets

               Financial Highlights

               Schedule of Investments

               Schedule of Securities Sold Short

               Notes to Financial Statement

        (b.)   Exhibits

               (1) Registrant's Articles of Incorporation (Exhibit 1 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (2) Registrant's Bylaws (Exhibit 2 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (3)   None

               (4)   Specimen Class A Common Stock Certificate (Prudent Bear
                     Fund) (Exhibit 4 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (5) Investment Advisory Agreement with David W. Tice & Associates, Inc. relating to Prudent Bear Fund. (Exhibit No. 5 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (6)   None

               (7)   None

               (8) Custodian Agreement with Firstar Trust Company (Exhibit No. 8 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.1) Fund Administration Servicing Agreement with Firstar Trust Company relating to Prudent Bear Fund (Exhibit No.
                     9.1 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.2) Transfer Agent Agreement with Firstar Trust Company relating to Prudent Bear Fund (Exhibit No. 9.2 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.3) Fund Accounting Servicing Agreement with Firstar Trust Company (Exhibit No. 9.3 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (10) Opinion of Foley & Lardner, counsel for Registrant (Exhibit No. 10 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (11)   Consent of Price Waterhouse LLP.

              (12)   None.

              (13) Subscription Agreement (Exhibit No. 13 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (14) Individual Retirement Custodial Account (Exhibit No. 14 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (15) Service and Distribution Plan (Exhibit No. 15 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (16) Schedule for Computation of Performance Quotations (Exhibit No. 16 to Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (17)   Financial Data Schedule.

              (18)   None.

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

   Item 26.  Number of Holders of Securities


                                            Number of Record Holders
                 Title of Class              as of December 31, 1996


         Class A Common Stock, $0.0001                 625
         par value (Prudent Bear Fund)

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 5 through 6 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31ad(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6),
   (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 8140 Walnut Hill Lane, Suite 405, Dallas, Texas 75231; and all other records will be maintained by the Registrant's Administrator, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             With respect to stockholder meetings, Registrant undertakes to call stockholder meetings in accordance with the provisions of Article II of its Bylaws, which are discussed in Parts A and B of this Registration Statement.

             Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 21st day of January, 1997.

                                      PRUDENT BEAR FUNDS, INC.
                                           (Registrant)


                                 By:  /s/  David W. Tice
                                      David W. Tice, President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


              Name                     Title                  Date


    /s/  David W. Tice        President and Treasurer  January 21, 1997
    David W. Tice             (Principal Executive,
                              Financial and Accounting
                              Officer) and a Director
                              Director                 January 21, 1997
    /s/  Gregg Jahnke
    Gregg Jahnke

                              Director                 January 21, 1997
    /s/  David Eric Luck
    David Eric Luck

                              Director                 January 21, 1997
    /s/  Jerry Marlin, M.D.
    Jerry Marlin, M.D.
                              Director                 January 23, 1997
    /s/  Buril Ragsdale
    Buril Ragsdale

                                  EXHIBIT INDEX

          Exhibit No.                  Exhibit


                (1)      Registrant's Articles of
                         Incorporation*

                (2)      Registrant's Bylaws*

                (3)      None

                (4)      Specimen Class A Common Stock
                         Certificate (Prudent Bear Fund)*

                (5)      Investment Advisory Agreement with
                         David W. Tice & Associates, Inc.
                         relating to Prudent Bear Fund*

                (6)      None

                (7)      None

                (8)      Custodian Agreement with Firstar
                         Trust Company*

              (9.1)      Fund Administration Servicing
                         Agreement with Firstar Trust
                         Company relating to Prudent Bear
                         Fund*

              (9.2)      Transfer Agent Agreement with
                         Firstar Trust Company*

              (9.3)      Fund Accounting Servicing
                         Agreement with Firstar Trust
                         Company*

               (10)      Opinion of Foley & Lardner,
                         counsel for Registrant*


               (11)      Consent of Price Waterhouse LLP

               (12)      None

               (13)      Subscription Agreement*

               (14)      Individual Retirement Custodial
                         Account*

               (15)      Service and Distribution Plan*


               (16)      Schedule for Computation of
                         Performance Quotations*

               (17)      Financial Data Schedule

               (18)      None


   __________________________________

   *  Incorporated by reference.